SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 23, 2002

(Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

1

Item 5. Other Events.

     On December 23, 2002, Connetics Corporation announced that the U.S. Food and Drug Administration (FDA) has approved the Company’s supplemental New Drug Application (sNDA) to expand label claims for OLUX® (clobetasol propionate) foam, 0.05% to include the short-term topical treatment of mild to moderate plaque-type psoriasis of non-scalp regions excluding the face and intertriginous areas. OLUX was previously approved for the short-term topical treatment of the inflammatory and pruritic manifestations of moderate to severe corticosteroid-responsive dermatoses of the scalp including psoriasis. In late October, the Company announced receipt of an Approvable Letter from the FDA regarding this sNDA.

     A copy of the press release announcing this event is attached to this Report as Exhibit 99.1 and is incorporated into this report by this reference.

Item 7. Financial Statements, ProForma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release dated December 23, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By:	/s/ Katrina J. Church

Katrina J. Church Executive Vice President, Legal Affairs and General Counsel

  Date: December 23, 2002

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated December 23, 2002